Exhibit 10.5

EXECUTION VERSION

AMENDMENT NO. 1 TO THE CREDIT AGREEMENT
Amendment No. 1 to the Credit Agreement (this “Amendment”), dated as of 31 August 2012, among PHILIP MORRIS INTERNATIONAL INC., a Virginia corporation (“PMI”), the financial institutions and other institutional lenders from time to time parties to the Credit Agreement referred to below (the “Lenders”) and J.P. MORGAN EUROPE LIMITED (“JPMEL”), as facility agent (the “Facility Agent”).
WHEREAS, PMI, the Lenders, the Facility Agent, JPMorgan Chase Bank, N.A., as swingline agent and J.P. Morgan Limited, Deutsche Bank Securities Inc., Citigroup Global Markets Limited, Credit Suisse AG, Cayman Islands Branch, Goldman Sachs Credit Partners L.P., and RBS Securities Inc., as mandated lead arrangers and bookrunners for the Lenders have entered into an Amended and Restated Credit Agreement relating to a US$2,500,000,000 Revolving Credit Facility (including a US$700,000,000 swingline option), dated as of 11 May 2011 (the “Credit Agreement”);
WHEREAS, the parties hereto desire to amend the Credit Agreement on the terms and subject to the conditions set forth herein;
WHEREAS, PMI has requested, and the Lenders have agreed, to amend the Credit Agreement as set forth herein; and
WHEREAS, pursuant to Section 9.1 of the Credit Agreement, the amendments requested by PMI must be contained in a written agreement signed by PMI and the Required Lenders.
NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
1.Definitions. Capitalized terms used and not defined in this Amendment shall have the respective meanings given them in the Credit Agreement.
2.    Amendments to the Credit Agreement. The Credit Agreement is hereby amended as follows:
(a)     The definition of Eligible Assignee now appearing in Section 1.1 of the Credit Agreement is hereby amended in its entirety to read as follows:
‘“Eligible Assignee” means (a) a Lender or any affiliate of a Lender that is a Qualifying Bank or (b) any bank or other financial institution, or any other Person, which has been approved in writing by PMI as an Eligible Assignee for purposes of this Agreement; provided that PMI’s approval shall not be unreasonably withheld or delayed or withheld solely because the assignment may result in an increase to the Mandatory Cost; and provided, further that PMI may withhold its approval if PMI reasonably believes that an assignment to such Eligible Assignee pursuant to Section 9.7 would result in the incurrence of increased costs payable by any Borrower pursuant to Section 2.15 or 2.18.”

Exhibit 10.5

(b)    Section 9.7(a)(iii) of the Credit Agreement is hereby amended by deleting the words “, provided, however that an assignment to a bank or other financial institution that is not a Qualifying Bank shall not be effective without the written approval of PMI, which approval shall be notified to the Facility Agent” of such Section.
(c)    The Form of Assignment and Acceptance now appearing in Exhibit C of the Credit Agreement is hereby amended in its entirety to read as set forth in Exhibit B hereto.
3.    Limited Effect. Except as expressly provided hereby, all of the terms and provisions of the Credit Agreement and other related documents are and shall remain in full force and effect and are hereby ratified and confirmed by PMI. The amendments contained herein shall not be construed as a waiver or amendment of any other provision of the Credit Agreement or other related documents or for any purpose except as expressly set forth.
4.    Condition Precedent. This Amendment shall become effective upon the date on which the Facility Agent shall have received this Amendment, duly executed and delivered by PMI and JPMEL, as Facility Agent, and the Facility Agent shall have received Lender Consent Letters, substantially in the form of Exhibit A, duly executed and delivered by the Required Lenders.
5.    Representations and Warranties. PMI hereby represents and warrants to the Facility Agent and each Lender (before and after giving effect to this Amendment) that this Amendment has been duly executed and delivered on behalf of PMI. This Amendment and the Credit Agreement as amended hereby constitute the legal, valid and binding obligations of PMI and are enforceable against PMI, subject to the effect of any applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other laws affecting creditors’ rights generally and subject, as to enforceability, to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.
6.    Binding Effect. This Amendment shall be binding upon and inure to the benefit of PMI, the Facility Agent, the Swingline Agent, and each Lender and their respective successors and assigns.
7.    Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.
8.    Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment electronically or by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.
[SIGNATURE PAGE FOLLOWS]

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Exhibit 10.5

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.
PHILIP MORRIS INTERNATIONAL INC.

By /s/ MARCO KUEPFER
Name: Marco Kuepfer
Title: Vice President Finance and Treasurer

J.P. MORGAN EUROPE LIMITED,
as Facility Agent and on behalf of the Required Lenders

By /s/ LESLIE PLUCK
Name: Leslie Pluck
Title: Associate

Signature Page - Amendment No. 1 to the Credit Agreement

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Exhibit 10.5

EXHIBIT A
FORM OF LENDER CONSENT LETTER
Philip Morris International Inc. Amended and Restated Credit Agreement, dated as of 11 May 2011
To: J.P. MORGAN EUROPE LIMITED
EMEA Loan Agency Department
125 London Wall
London EC2Y 5AJ United Kingdom
Attention: Loans Agency
Fax number: +44(0) 207 77 2360

Ladies and Gentlemen:
Reference is made to the Amended and Restated Credit Agreement, dated as of 11 May 2011 (the “Credit Agreement”), among PHILIP MORRIS INTERNATIONAL INC. (“PMI”) the financial institutions and other institutional lenders from time to time parties to the Credit Agreement referred to above (the “Lenders”), J.P. MORGAN EUROPE LIMITED, as facility agent (the “Facility Agent”), JPMORGAN CHASE BANK, N.A., as swingline agent and J.P. MORGAN LIMITED, DEUTSCHE BANK SECURITIES INC., CITIGROUP GLOBAL MARKETS LIMITED, CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, GOLDMAN SACHS CREDIT PARTNERS L.P. and RBS SECURITIES INC., as mandated lead arrangers and bookrunners for the Lenders. Capitalized terms used and not defined herein shall have the respective meanings given them in the Credit Agreement.
PMI has requested that the Required Lenders consent to amend the provisions of the Credit Agreement solely on the terms described in Amendment No. 1 to the Credit Agreement, dated as of 31 August 2012, substantially in the form delivered to the undersigned Lender on or prior to the date hereof (the “Amendment”).
Pursuant to Section 9.1 of the Credit Agreement, the undersigned Lender hereby consents to the terms of the Amendment and the execution by the Facility Agent of the Amendment.
Very truly yours,

[LENDER’S NAME]

By_____________________
Name:
Title:

Exhibit 10.5

EXHIBIT B

FORM OF ASSIGNMENT AND ACCEPTANCE

Reference is made to the Amended and Restated Credit Agreement, dated as of 11 May 2011 (as amended or modified from time to time, the “Credit Agreement,” the terms defined therein being used herein as therein defined), among Philip Morris International Inc., a Virginia corporation, the Lenders party thereto and J.P. Morgan Europe Limited, JPMorgan Chase Bank, N.A., as Swingline Agent, and J.P. Morgan Limited, Deutsche Bank Securities Inc., Citigroup Global Markets Limited, Credit Suisse AG, Cayman Islands Branch, Goldman Sachs Credit Partners L.P. and RBS Securities Inc., as Mandated Lead Arrangers and Bookrunners for such Lenders.
The “Assignor” and the “Assignee” referred to on Schedule 1 hereto agree as follows:

1.
The Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, an interest in and to the Assignor’s rights and obligations under the Credit Agreement as of the date hereof equal to the percentage interest specified on Schedule 1 hereto of all outstanding rights and obligations under the Credit Agreement. After giving effect to such sale and assignment, the Assignee’s Commitment and the amount of the Advances owing to the Assignee will be as set forth on Schedule 1 hereto. Each of the Assignor and the Assignee represents and warrants that it is authorized to execute and deliver this Assignment and Acceptance.

2.
The Assignor (i) represents and warrants that it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim; (ii) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other instrument or document furnished pursuant thereto; and (iii) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Borrower or PMI or the performance or observance by any Borrower or PMI of any of its obligations under the Credit Agreement or any other instrument or document furnished pursuant thereto.

3.
The Assignee (i) confirms that it has received a copy of the Credit Agreement, together with copies of the financial statements referred to in Section 4.1(e) thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance; (ii) agrees that it will, independently and without reliance upon J.P. Morgan Europe Limited, as Facility Agent, any other Agent, the Assignor or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (iii) confirms that it is an Eligible Assignee; (iv) represents that (A) the source of any funds it is using to acquire the Assignor’s interest or to make any Advance is not and will not be plan assets as defined under the regulations of the Department of Labor of any Plan subject to Title I of ERISA or Section 4975 of the Code or (B) the assignment or Advance is not and will be not be a non-exempt prohibited transaction as defined in Section 406 of ERISA; (v) appoints and authorizes J.P. Morgan Europe Limited, as Facility Agent, to take such action as agent on its behalf and to exercise such powers and

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Exhibit 10.5

discretion under the Credit Agreement as are delegated to J.P. Morgan Europe Limited, as Facility Agent, by the terms thereof, together with such powers and discretion as are reasonably incidental thereto; (vi) agrees that it will perform in accordance with their terms all of the obligations that by the terms of the Credit Agreement are required to be performed by it as a Lender; and (vii) confirms that it has signed a confidentiality agreement substantially in the form attached as Exhibit H to the Credit Agreement.

4.
This Assignment and Acceptance will be delivered to J.P. Morgan Europe Limited, as Facility Agent, for acceptance and recording by J.P. Morgan Europe Limited, as Facility Agent following its execution. The effective date for this Assignment and Acceptance (the “Effective Date”) shall be the date of acceptance hereof by J.P. Morgan Europe Limited, as Facility Agent, unless otherwise specified on Schedule 1 hereto.

5.
Upon such acceptance and recording by J.P. Morgan Europe Limited, as Facility Agent, as of the Effective Date, (i) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations of a Lender thereunder and (ii) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights and be released from its obligations under the Credit Agreement.

6.
Upon such acceptance and recording by J.P. Morgan Europe Limited, as Facility Agent, from and after the Effective Date, J.P. Morgan Europe Limited, as Facility Agent, shall make all payments under the Credit Agreement in respect of the interest assigned hereby (including, without limitation, all payments of principal, interest and facility fees with respect thereto) to the Assignee. The Assignor and Assignee shall make all appropriate adjustments in payments under the Credit Agreement for periods prior to the Effective Date directly between themselves.

7.	This Assignment and Acceptance shall be governed by, and construed in accordance with, the laws of the State of New York.

8.
This Assignment and Acceptance may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of Schedule 1 to this Assignment and Acceptance by telecopier shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance.

IN WITNESS WHEREOF, the Assignor and the Assignee have caused Schedule 1 to this Assignment and Acceptance to be executed by their officers thereunto duly authorized as of the date specified thereon.

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Exhibit 10.5

Schedule 1
to
Assignment and Acceptance
Percentage interest assigned:    _____%
Assignee’s Revolving Credit Commitment:    $__________
(including, if applicable, Assignee’s Swingline Commitment $__________)
Aggregate outstanding principal amount of
Revolving Credit Advances assigned:    EUR/$__________
Effective Date1:    _______________, 201_
[NAME OF ASSIGNOR], as Assignor
By
Title:
Dated: _______________, 201_
[NAME OF ASSIGNEE], as Assignee
By
Title:
Dated: _______________, 201_
Applicable Lending Office: [Address]
Accepted this
__________ day of _______________, 201_
J.P. MORGAN EUROPE LIMITED, as Facility Agent
By
Title:
[Approved this __________ day
of _______________, 201_
[NAME OF BORROWER] 2
By
Title:

1 This date should be no earlier than five Business Days after the delivery of this Assignment and Acceptance to J.P. Morgan Europe Limited, as Facility Agent.
2 Required if the Assignee is an Eligible Assignee solely by reason of clause (b) of the definition of “Eligible Assignee.”